FOR IMMEDIATE RELEASE November 25, 2025 1 Miami International Holdings Announces Sale of MIAXdx to Robinhood Markets in Partnership with Susquehanna International Group Miami International Holdings to Retain 10% Stake in the Exchange and Clearinghouse PRINCETON, N.J. and MIAMI — November 25, 2025 — Miami International Holdings, Inc. (MIAX®) (NYSE: MIAX), a technology-driven leader in building and operating regulated financial markets across multiple asset classes, today announced it has entered into an agreement to sell 90% of the issued and outstanding equity in MIAX Derivatives Exchange (MIAXdx™), a wholly owned subsidiary of MIAX, to Robinhood Markets, Inc. (Robinhood) (NASDAQ: HOOD) in partnership with Susquehanna International Group. MIAX will retain the remaining 10% of the issued and outstanding equity of MIAXdx. MIAXdx is a Designated Contract Market (DCM) and Derivatives Clearing Organization (DCO) with regulatory approval from the Commodity Futures Trading Commission (CFTC) to list and clear fully collateralized futures, options on futures and swaps. “Through our retained equity stake, the transaction announced today will provide MIAX with access to the growing prediction markets on an expedited basis,” said Thomas P. Gallagher, Chairman and Chief Executive Officer of MIAX. “The transaction with Robinhood closely aligns with our strategy of partnering with industry leaders to offer innovative trading products to the market, and we’re excited about the opportunity to gain exposure to prediction markets through this initiative. The transaction represents a logical step forward for MIAX as we continue to focus on strategic growth opportunities within our core exchanges.” “We’re excited to continue working with MIAX as investors in this exchange,” said JB Mackenzie, VP and GM of Futures and International at Robinhood. “MIAX is a market leading exchange operator and we look forward to exploring future partnership opportunities to deliver products that meet the needs of Robinhood's customers.” Mr. Gallagher added, “We have evaluated alternatives to facilitate our entry to the prediction markets, and we believe that today’s strategic alignment is the right lever for offering institutional and retail futures traders exposure in the growing prediction markets while providing MIAX with potential long-term value.” The transaction is expected to close in the first quarter of 2026 and is subject to customary closing conditions and certain filings with the CFTC. ###

FOR IMMEDIATE RELEASE November 25, 2025 2 About MIAX Miami International Holdings, Inc. (NYSE: MIAX) is a technology-driven leader in building and operating regulated financial markets across multiple asset classes and geographies. MIAX operates nine exchanges across options, futures, equities and international markets including MIAX® Options, MIAX Pearl®, MIAX Emerald®, MIAX Sapphire®, MIAX Pearl Equities™, MIAX Futures™, MIAXdx™, The Bermuda Stock Exchange (BSX) and The International Stock Exchange (TISE). MIAX also owns Dorman Trading, a full-service Futures Commission Merchant. To learn more about MIAX, please visit www.miaxglobal.com. Disclaimer and Cautionary Note Regarding Forward-Looking Statements This press release may contain forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future," "plan" or "planned," "will" or "should," "expected," "anticipates," "draft," "eventually" or "projected." You are cautioned that such statements are based on management’s current expectations and are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual results may differ materially from those projected in the forward-looking statements. Additional risks and uncertainties that may cause actual results to differ materially include the risks and uncertainties listed in Miami International Holdings, Inc.’s (together with its subsidiaries, the Company) public filings with the Securities and Exchange Commission. In providing forward-looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise. All third-party trademarks (including logos and icons) referenced by the Company remain the property of their respective owners. Unless specifically identified as such, the Company's use of third-party trademarks does not indicate any relationship, sponsorship, or endorsement between the owners of these trademarks and the Company. Any references by the Company to third-party trademarks is to identify the corresponding third-party goods and/or services and shall be considered nominative fair use under the trademark law. MIAX Contacts: Investors investor.relations@miaxglobal.com Media media@miaxglobal.com